EXHIBIT 10.32

Agreement to Amend Debentures and Warrants

     This Agreement to Amend Debentures and Warrants is made as of July 12, 2005 between Brillian Corporation, a Delaware corporation and each of Bushido Capital Master Fund, LP; Enable Growth Partners LP; Enable Opportunity Partners LP; Gamma Opportunity Capital Partners, LP; and SRG Capital, LLC (each, a “Purchser”), with respect to the following facts:

     A. Each Purchaser is the holder of a Convertible Debenture and Common Stock Purchase Warrant of the Company each dated April 18, 2005; purchased pursuant to a Securities Purchase Agreement also dated April 18, 2005.

     B. The Company has been advised by The Nasdaq Stock Market, Inc. that the terms of the Debentures and Warrants violate Rule 4450 of The Nasdaq Stock Market, Inc. in that they were issued below the book value per share of the Company at the time of issuance and may be converted into or exercised for, more than 20% of the Company’s issued and outstanding common stock at April 17, 2005.

     C. In order to avoid delisting of the Company’s common stock from Nasdaq, and in order to facilitate an additional investment in the Company by each of the Purchasers, the Company and each Purchaser agrees to amend the Debentures and the Warrants as follows:

     1. Each Warrant and each Debenture is hereby amended and restated to be in the forms attached hereto as Exhibits A and B, respectively, to include a conversion or exercise limitation to preclude the Company from issuing an aggregate number of shares of common stock which would, when aggregated with the new financing referenced in Recital C, exceed 19.99% of the Company’s issued and outstanding common stock at April 17, 2005.

     2. It shall be a condition to the obligations of each Purchaser to accept its respective Amended and Restated Debenture and Amended and Restated Warrant that the transactions contemplated by that certain Securities Purchase Agreement dated July 12, 2005 shall have been consummated.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement TO Amend Debentures to be duly executed by their respective authorized signatories as of the date first indicated above.

BRILLIAN CORPORATION		Address for Notice:

By:	/s/ Wayne Pratt Name: Wayne Pratt	1600 N. Desert Drive Tempe, AZ 85281
Title: VP & CFO

With a copy to (which shall not constitute notice):

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO BRLC AGREEMENT TO AMEND DEBENTURES]

     IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Bushido Capital Master Fund L.P.
Signature of Authorized Signatory of Purchaser: /s/ Christopher Rossman
Name of Authorized Signatory: Christopher Rossman
Title of Authorized Signatory: Managing Director
Email Address of Purchaser: rossman@bushidocapital.com

Address for Notice of Purchaser:	c/o Bushido Capital Partners, Ltd.
275 Seventh Avenue, Suite 2000
New York, NY 10001

Address for Delivery of Securities for Purchaser (if not same as above):

[PURCHASER SIGNATURE PAGES TO BRLC AGREEMENT TO AMEND DEBENTURES]

     IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Enable Growth Partners LP
Signature of Authorized Signatory of Purchaser: /s/ Brendan O’Neil
Name of Authorized Signatory: Brendan O’Neil
Title of Authorized Signatory: Principal
Email Address of Purchaser: boneil@enablecapital.com

Address for Notice of Purchaser:
One Ferry Building, Suite 255
San Francisco, CA 94111

Address for Delivery of Securities for Purchaser (if not same as above):

[PURCHASER SIGNATURE PAGES TO BRLC AGREEMENT TO AMEND DEBENTURES]

     IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Enable Opportunity Partners LP
Signature of Authorized Signatory of Purchaser: /s/ Brendan O’Neil
Name of Authorized Signatory: Brendan O’Neil
Title of Authorized Signatory: Principal
Email Address of Purchaser: boneil@enablecapital.com

Address for Notice of Purchaser:
One Ferry Building, Suite 255
San Francisco, CA 94111

Address for Delivery of Securities for Purchaser (if not same as above):

[PURCHASER SIGNATURE PAGES TO BRLC AGREEMENT TO AMEND DEBENTURES]

     IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: SRG Captial, LLC
Signature of Authorized Signatory of Purchaser: /s/ Yoav Roth
Name of Authorized Signatory: Yoav Roth
Title of Authorized Signatory: Portfolio Manager
Email Address of Purchaser: yroth@srgcap.com

Address for Notice of Purchaser:
120 Broadway, 40th Floor
New York, NY 10271

Address for Delivery of Securities for Purchaser (if not same as above):

[PURCHASER SIGNATURE PAGES TO BRLC AGREEMENT TO AMEND DEBENTURES]

     IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:   Gamma Opportunity Capital Partners LP
Signature of Authorized Signatory of Purchaser:   /s/ Jonathan P. Knight
Name of Authorized Signatory:   Jonathan P. Knight
Title of Authorized Signatory:   President/Director
Email Address of Purchaser:   jonathan@siamus.com

Address for Notice of Purchaser:

     1967 Longwood-Lake Mary Road
     Longwood, FL 32750

Address for Delivery of Securities for Purchaser (if not same as above):

     275 7th Avenue
     Suite 2000
     New York, NY 10001